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                                    EXHIBIT D

                         NOTICE OF WITHDRAWAL OF TENDER

                REGARDING LIMITED LIABILITY COMPANY INTERESTS IN

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 23, 2004


  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND THIS NOTICE OF WITHDRAWAL MUST BE RECEIVED BY PFPC INC. EITHER BY MAIL OR FAX BY 12:00 MIDNIGHT, EASTERN
         TIME, ON FRIDAY, APRIL 23, 2004, UNLESS THE OFFER IS EXTENDED.


             COMPLETE THIS NOTICE OF WITHDRAWAL AND FAX OR MAIL TO:

               Columbia Management Multi-Strategy Hedge Fund, LLC
                                  c/o PFPC Inc.
                                  P.O. Box 219
                               Claymont, DE 19703
                         Attention: Columbia Management
                                    Tender Offer Administrator

                           For additional information:
                              Phone: (302) 791-2810
                              Fax:   (302) 791-2790

YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE OF WITHDRAWAL IS RECEIVED BY
                                    PFPC INC.

Ladies and Gentlemen:

     Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal dated _____________, 2004.

     This tender was in the amount of:

          / / Entire limited liability company interest ("Interest")

          / / Portion of Interest expressed as a specific dollar value.

              $____________________

     The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal, properly executed, the Interest (or portion thereof) previously tendered will not be purchased by the Fund.

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FOR INDIVIDUAL INVESTORS (INCLUDING SPOUSES INVESTED JOINTLY):

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
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(Signature of Investor(s) or Authorized Person(s)      (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)         Exactly as Appeared on Subscription Agreement)


--------------------------------------------------     --------------------------------------------------
Name of Signatory (please print)                       Name of Signatory (please print)


--------------------------------------------------     --------------------------------------------------
Title of Authorized Person (please print)              Title of Authorized Person (please print)


FOR ENTITY INVESTORS (E.G., TRUSTS, ENDOWMENTS, FOUNDATIONS, CORPORATIONS, AND PARTNERSHIPS):



--------------------------------------------------     --------------------------------------------------
(Signature of Investor(s) or Authorized Person(s)      (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)         Exactly as Appeared on Subscription Agreement)


--------------------------------------------------     --------------------------------------------------
Name of Signatory (please print)                       Name of Signatory (please print)


--------------------------------------------------     --------------------------------------------------
Title of Authorized Person (please print)              Title of Authorized Person (please print)


--------------------------------------------------     --------------------------------------------------
(Signature of Investor(s) or Authorized Person(s)      (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)         Exactly as Appeared on Subscription Agreement)


--------------------------------------------------     --------------------------------------------------
Name of Signatory (please print)                       Name of Signatory (please print)


--------------------------------------------------     --------------------------------------------------
Title of Authorized Person (please print)              Title of Authorized Person (please print)
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